UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 23, 2019 (September 21, 2019)

HANCOCK WHITNEY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Mississippi	001-36872	64-0693170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hancock Whitney Plaza 2510 14th Street Gulfport, Mississippi		39501
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (228) 868-4000

Title of each class	Trading symbol(s)	Name of each exchange on which registered
COMMON STOCK, PAR VALUE $3.33 PER SHARE	HWC	The NASDAQ Stock Market, LLC

(Securities registered or to be registered pursuant to Section 12(b) of the Act.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On September 21, 2019, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of April 30, 2019 (the “Merger Agreement”), by and between Hancock Whitney Corporation (“Hancock Whitney”) and MidSouth Bancorp, Inc. (“MidSouth”), MidSouth merged with and into Hancock Whitney, with Hancock Whitney continuing as the surviving corporation (the “Merger”). Immediately following the Merger, MidSouth Bank, N.A., a wholly owned bank subsidiary of MidSouth, merged with and into Hancock Whitney Bank, a Mississippi bank and wholly owned subsidiary of Hancock Whitney (“Hancock Whitney Bank” and such merger, the “Bank Merger”), with Hancock Whitney Bank as the surviving entity in the Bank Merger.

Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the common stock, par value $0.10 per share, of MidSouth that was issued and outstanding immediately prior to the Effective Time, except for shares canceled in accordance with Section 1.5(c) of the Merger Agreement, was converted, in accordance with the procedures set forth in the Merger Agreement, into the right to receive, without interest, 0.2952 shares of the common stock, par value $3.33 per share, of Hancock Whitney.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of April 30, 2019, by and between Hancock Whitney Corporation and MidSouth Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Hancock Whitney Corporation on May 2, 2019).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK WHITNEY CORPORATION

September 23, 2019	By:	/s/ Michael M. Achary
Michael M. Achary
Chief Financial Officer